UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2005


                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19437                   11-2962080
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File No.)              Identification No.)


     20 East Sunrise Highway, Valley Stream, New York            11581

(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (516) 568-0100


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            As previously reported in the current report on Form 8-K filed by Cellular Technical Services Company, Inc. (the "Company") with the Securities and Exchange Commission on April 15, 2005, the Company entered into a Securities Purchase Agreement, dated April 12, 2005 (the "Agreement"), with the Purchasers identified on Exhibit A thereto. A copy of the Agreement is filed as Exhibit
99.1 to this Form 8-K/A.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

          99.1 Securities Purchase Agreement dated April 12, 2005 among the Company and the Purchasers identified on Exhibit A thereto.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 18, 2005             CELLULAR TECHNICAL SERVICES COMPANY, INC.


                                    By: /s/ Kenneth Block
                                        ----------------------------------------
                                        Name: Kenneth Block
                                        Title: Secretary

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                          Description
      ---                          -----------

      99.1 Securities Purchase Agreement dated April 12, 2005 among the Company and the Purchasers identified on Exhibit A thereto.